UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report
                         Pursuant to Section 13 or 15(d)
                                       of
                       The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 19, 2005

                         NMS Communications Corporation
             (Exact name of registrant as specified in its charter)

                                    Delaware
                 (State or other jurisdiction of incorporation)

                      0-23282                        04-2814586
             (Commission File Number)     (IRS Employer Identification No.)

             100 Crossing Boulevard, Framingham, Massachusetts 01702
               (Address of principal executive offices) (Zip Code)


                                 (508) 271-1000
              (Registrant's telephone number, including area code)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



              ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Effective June 22, 2005, Paul J. Deeley, Jr., CPA will assume the position of Vice President and Corporate Controller of NMS Communications Corporation (the "Company").

Mr. Deeley will commence employment with the Company on June 22, 2005 pursuant to a written employment agreement entered into as of May 19, 2005, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference. Mr. Deeley will receive annual base compensation of $175,000 and shall be eligible for a management bonus of 40% of his annual base salary subject to the achievement of specific objectives. Mr. Deeley will receive an option to purchase 25,000 shares of the Company's common stock at an exercise price determined by the closing price of the Company's common stock on the NASDAQ National Market on June 22, 2005 with 34% of the number of options vesting on the first anniversary of his commencement date and the remaining 66% vesting in equal quarterly increments through the third anniversary of the commencement date. Mr. Deeley shall be an employee-at-will.

ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
                       APPOINTMENT OF PRINCIPAL OFFICERS.

Effective June 22, 2005, Mr. Deeley will assume the position of Vice President and Corporate Controller of the Company and as an executive officer reporting under Section 16(a) of the Securities Exchange Act of 1934.

Mr. Deeley has served as Vice President, Finance and Corporate Controller of Hill Holliday Connors Cosmopulos, Inc. from January 2004 into June 2005. Mr. Deeley also served as Corporate Controller for AMR Research, Inc. from August 2001 to January 2004 and as Chief Financial Officer/Controller of industry2industry from September 1999 through May 2001. None of these corporations or organizations is a parent, subsidiary or other affiliate of the Company.

Exhibit 10.1 and the disclosure in Item 1.01 of this Current Report on Form 8-K are incorporated herein by reference.




                  ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

                                  (c) EXHIBITS.

                                     Exhibit
Number  Title
------  -----

10.1 Employment Agreement between NMS Communications Corporation and Paul J. Deeley, Jr., dated May 19, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                       NMS COMMUNICATIONS CORPORATION

DATE May 25, 2005          By:    /s/ ROBERT P. SCHECHTER
                              ==================================================
                              Name: Robert P. Schechter
                              Title: President, Chief Executive
                              Officer and Chairman of the Board of Directors

DATE May 25, 2005          By:    /s/ D'Anne Hurd
                              ==================================================
                              Name: D'Anne Hurd
                              Title: Senior Vice President of Finance,
                              Chief Financial Officer and Treasurer



                                  EXHIBIT INDEX

Exhibit
Number       Description
-------      -------------------------------------------------------------------

Employment Agreement between NMS Communications Corporation and Paul J. Deeley, Jr. dated May 19, 2005.